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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      October 24, 2007 (October 24, 2007)


                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                   0-23317                 06-1411336
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  (State of Incorporation)      (Commission File            (IRS Employer
                                     Number)           Identification Number)
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                            50 West Watkins Mill Road
                          Gaithersburg, Maryland 20878
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.        FINANCIAL INFORMATION

Item 2.02.        Results of Operations and Financial Condition

On October 24, 2007, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the Third Quarter ended September 30, 2007.

A copy of the Company's press release is attached hereto as Exhibit 99.1.


SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.        Financial Statements and Exhibits.

(c)     Exhibits

     Exhibit Number        Description
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          99.1             Press Release issued by Gene Logic Inc. dated
                           October 24, 2007 with respect to third quarter 2007 financial results.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENE LOGIC INC.

Date: October 24, 2007           By: /s/ Philip L. Rohrer, Jr.
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                                     Philip L. Rohrer, Jr.
                                     Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number             Description
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     99.1                  Press Release issued by Gene Logic Inc. dated
                           October 24, 2007 with respect to third quarter 2007 financial results.

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